Corporate Presentation November 2025 NYSE AMERICAN: CATX

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Certain factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Legal Disclaimers

Developing the next generation of targeted therapies Robust Manufacturing Infrastructure Radioisotope supply strengthened by integrated supply chain Patient coverage via distributed manufacturing infrastructure Ready-to-administer products provided to treatment sites on day of scheduled treatment Innovative Platform Technology Targeting moieties designed for high tumor specificity Ideal isotope (212Pb): Potent tumor cell killing with reduced off-target effect Proprietary chelator designed to optimize biodistribution Pipeline with Broad Potential Three clinical-stage programs Multiple read-outs and milestones expected through mid-2026 and beyond De-risking via theranostics approach: Patients imaged pre-treatment

TKIs, mAbs Immuno-therapy Hormone therapy Other radiotherapies Chemotherapy Surgery Cell Therapies Antibody-drug conjugates Radiopharmaceuticals Increase precision of targeting cancer Radiopharmaceuticals Targeted molecules deliver radioactive payloads to cancer ADCs Antibody-based targeting delivers chemotherapy to cancer Higher potency payloads with cancer-specific targeting

Program (Target) Target Disease Candidate evaluation Human Clinical Imaging Phase 1/2 Registration Enabling Study Status VMT-⍺-NET (SSTR2) Neuroendocrine Tumors (NETs)       Cohort 2: Completed recruitment Cohort 3: Recruited DLT cohort Other SSTR2 Expressing Tumors Under evaluation VMT01/02 (MC1R) Melanoma (MC1R Imaging & Therapy)       Enrolling 3.0 mCi       Enrolling 3.0 mCi PSV359 (FAP-α) Multiple Solid Tumors Enrolling 5.0 mCi Multiple programs in preclinical development Multiple Solid Tumors   Under evaluation Pre-Targeting Platform Multiple Solid Tumors   Under evaluation Broad proprietary pipeline Three lead programs in clinic with multiple programs in preclinical development Monotherapy Combination with Nivolumab

Upcoming data milestones 2025 Early 2026 Mid 2026 Late 2026 2027 and beyond VMT-⍺-NET (SSTR2) Presentation at ESMO and Triple (anti-tumor activity data from a subset of Cohort 2 patients) Anti-tumor activity data from nearly all Cohort 2 patients Initial anti-tumor activity data from first 8 Cohort 3 patients First landmark analysis on all Cohort 2 patients 24 months follow-up for all patients recruited to date VMT01/02 (MC1R) Enrollment update for 3.0 mCi mono and combo Initial anti-tumor activity data PSV359 (FAP-α) Enrollment update for 5.0 mCi Initial anti-tumor activity data

Radiopharmaceutical therapy poised to revolutionize oncology treatment Perspective’s pipeline and platform has the potential to significantly expand the breadth of tumors addressed by RPT Incidence and patient data sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/ Bars and segments within pie chart representative of relative addressable patient population (both current and potential future) but not to scale. For all bars and segments, potential addressable patient population is not indicative of current or expected market penetration. Bars and segments based on Company’s internal estimates and projections. The safety and efficacy of these products have not been established in these future potential indications, and future regulatory approval or commercial availability is not guaranteed. RPT potential in additional solid tumors Estimated potential patient coverage by approved RPTs Estimated potential patient coverage by Perspective’s ongoing therapeutics trials Potential patient coverage by trials being contemplated for Perspective’s clinical and preclinical assets VMT-α-NET Designed for a more balanced benefit to risk profile In dose-finding study, with escalation supported by well tolerated safety profile VMT01 Potential first-in-class, with or without Immune Checkpoint Inhibitors PoC for synergistic combination of ICI and 212Pb RPT in and beyond melanoma Other NETs SCLC ER+ BC Meningioma GEP-NETs Additional SSTR2+ tumors under evaluation: Currently being studied 1st line (ICI combo) Currently being studied (2nd line+ melanoma) Beyond MC1R ICI combo with 212Pb RPTs

1World Molecular Imaging Congress 2024 abstract #82 2Society of Nuclear Medicine and Molecular Imaging (SNMMI) 2025 Annual Meeting abstract #251863 Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China The theranostics advantage Peptide optimization derisks clinical path via animal models confirmed by human imaging Optimization enhances tumor specificity In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds Patient imaging derisks development candidates prior to clinical evaluation of therapeutic Target Nomination Generate Novel Targeting Moieties Optimize In Vivo Lead Candidate Nomination FIH Imaging Development Candidate Nomination IND [68Ga]PSV3772 Compound 3-301 Compound 3-421 Compound 3-591 Iteration of candidate, as needed

Perspective’s Innovative Platform Enabling broad applications in the clinic

Perspective’s radiopharmaceutical platform optimized for a broader therapeutic window Perspective Therapeutics’ Platform Optimized peptides Highly specific for tumor cell receptors Rapid clearance from blood to reduce off-target effects Ideal isotope Double-stranded breaks  cell death Reduced off-target effects on healthy tissue 203/212Pb pair streamlines dosimetry Improved safety Increased renal clearance Increased retention of daughter isotope Minimum Effective Dose Maximum Tolerated Dose Therapeutic window Minimum Effective Dose Maximum Tolerated Dose Therapeutic window Optimized Proprietary Chelator Engineered Peptides Broader Therapeutic Window Platform Alpha-emitting 212Pb Isotope

Perspective’s proprietary chelator has been optimized for lead-based RPTs 1Li M, et al. Curr Med Chem. 2020; 2Vegt E, et al. J Nucl Med. 2010; 3Mirzadeh et al., Radiochimica Acta, 1993. Generic chelators have not been optimized for Pb isotopes, potentially compromising safety, efficacy and manufacturing efficiency Generic Chelators Charged molecules are more likely to be reabsorbed by kidneys2 Leak 212Bi alpha-emitting daughter up to 36%3 Designed specifically for Pb isotopes Optimized for rapid renal clearance through neutralized formal charge Improves radiolabeling, receptor binding & internalization Retains ~95% of 212Bi reducing off-target toxicity potential1 PSC1 NET 0 212 DOTA NET 2- 212 TCMC NET 2+ 212 Platform

1USPI for 177Lu vipivotide tetraxetan 2Sgouros G. Alpha-particles for targeted therapy. Adv Drug Deliv Rev. 2008;60(12):1402-1406. doi:10.1016/j.addr.2008.04.007 Lead (212Pb) α radiation Actinium (225Ac) α radiation Lutetium (177Lu) ϐ radiation Potency Direct tumor killing β Single-stranded DNA breaks Alpha particle has 100-1,000x greater cancer cell killing potential vs. beta radiation2 Safety Off-target radiation β Travels up to 200 cell diameters Alpha radiation travels up to 3 cell diameters Safety Daughter isotopes Long-lived isotopes that decay into multiple potent daughters 212Pb: alpha-emitting daughter isotope contained by chelator Half Life 6.7 days 10 days 0.46 days 212Pb delivers a short burst of potent activity (minimizing impact on T cells) Supply Cost of production More complex capital requirements for isotope production Scarcity contributed to trial interruptions & product costs Same day delivery of patient-ready products to treatment sites 212Pb: simple separation from readily available precursor isotope Convenience (to patients, hospitals) Limit contact with others for 2-15 days1 Potential for less complex post-treatment safety protocol due to half-life Theranostic Pair 203/212Pb theranostic elemental pair: greater fidelity in dosimetry studies Advantages of Alpha radiation Advantages of 212Pb Isotope Potential for prolonged hostile TME for T-Cells, blunting immune response Rationale favoring Lead (212Pb) Lead-212 (212Pb): the optimal therapeutic isotope 212Pb provides numerous advantages over beta particle radiotherapies and other alpha emitters Lethal, double stranded DNA breaks Platform

Pb-based theranostics enable both diagnosis and targeted treatment of cancer Identical distribution of 203Pb and 212Pb for imaging and treatment, respectively Human Image: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473 Platform

Multiple overlapping mechanisms drive tumor cell death and immune response Proposed mechanism of action for 212Pb Platform *RPT not to scale. Adapted from Pouget JP, Chan TA, Galluzzi L, Constanzo J. Radiopharmaceuticals as combinatorial partners for immune checkpoint inhibitors. Trends Cancer. 2023 Nov;9(11):968-981. doi: 10.1016/j.trecan.2023.07.014. Epub 2023 Aug 21. PMID: 37612188; PMCID: PMC11311210. RPT injection Targeting peptide* 212Pb isotope 1. Targeted cell death RPT binds to receptors on cancer cells and releases α particles, resulting in double-stranded DNA breaks, cell membrane and organelle disruption in the bound cell and neighboring cells. 3. Immune activation Dying cancer cells release neoantigens, which are taken up by APCs. APCs activate T cells which further attack cancer cells and can convert into memory T cells, providing a durable and widespread response throughout the body. α radiation dsDNA breaks; repair mechanisms overwhelmed Neoantigens Tumor Dying cancer cell DAMPs Cancer cell APC Naïve T cell Naïve T cell Memory T cell Active T cell Cytokines Vaccine-like effect Cytoreductive Immunostimulatory 2. Bystander effect Dying cancer cells release DAMPs, causing nearby cells to die as well.

Rationale for synergy with immune checkpoint inhibitors 1Adapted from: Mellman I, Chen DS, Powles T, Turley SJ. The cancer-immunity cycle: Indication, genotype, and immunotype. Immunity. 2023;56(10):2188-2205. doi:10.1016/j.immuni.2023.09.011; 2Li et al., Cancers, 2021; 3Include inhibitor of PD-1, PD-L1, CTLA-4, and LAG3. Checkpoint inhibitors Perspective Therapeutics Approach Checkpoint Inhibitors3 Direct tumor killing  Target vector designed to be highly specific + potent payload (212Pb)  Release of tumor antigens  212Pb causes physical destruction of target cells  Tumor antigen presentation Potential for inducing memory T-cells for durable and widespread response2  Priming & activation   Recruitment of T-cells to the TME  May be enhanced with stroma-targeting RPT  T-cell infiltration into the TME Interact with immune cells  Recognition & killing of cancer cells by T-cells TME normalizes quickly due to 212Pb half-life  The cancer-immunity cycle1 Checkpoint inhibitors Checkpoint inhibitors Platform

1 Administer cold modified monoclonal antibody or targeting protein 2 After several days, mAb will have accumulated on tumor and cleared from blood 3 Administer radiolabeled ligand 4 Ligand binds specifically to mAb and clears rapidly from circulation Radioligand on tumor Radioligand clears circulation rapidly Ligand binds only to modified mAb Pre-Targeting platform Potential to significantly expand therapeutic window by utilizing different kinetics of proteins and small molecules1 Minutes Days 1Company’s pre-targeting platform currently in preclinical development Platform

Supply Chain and Manufacturing Infrastructure Ensuring radioisotope supply and ability to deliver ready-to-administer products to hospitals

On-demand order fulfillment at regional sites to deliver finished products 5.7” 11” Proprietary Generator Simple chemical separation technology for 212Pb extraction 228Th Thorium 1.9 y 224Ra Radium 3.6 d 212Pb Lead 10.6 h Transports precursor isotope (224Ra) Extracts therapeutic isotope (212Pb) Isotope Source Plentiful supply Long-term supply contract with DoE Supply Chain & Manufacturing Finished Product Delivered to Hospital

Sites Today 2027 1 2029 Population Radius ~11 hrs Coralville, IA    Clinical Supply Somerset, NJ    75 m Chicago, IL In progress   66 m Los Angeles, CA In progress   48 m Houston, TX In progress   37 m Potential Locations Atlanta, GA tbc 57 m Orlando, FL tbc 31 m Top 6 sites cover >90% US population within a one half-life (11 hr) delivery radius2 Regional manufacturing allows commercialization of 212Pb-labeled finished products The “network effect” designed to ensure reliable commercial supply for ready-to-administer therapeutics 1Based on current Company Plans and estimates; 2Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary CATX Manufacturing Facilities Operational facility Buildout in progress Potential site Delivery Radius (road) within 1 half-life of 212Pb (11 hrs) Supply Chain & Manufacturing

Neuroendocrine Tumors: VMT-⍺-NET Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

Whole body SPECT scan of NET patient imaged with [203Pb]VMT-𝛼-NET Neuroendocrine tumors: VMT-⍺-NET Targeting the somatostatin receptor to treat neuroendocrine and other cancers Clinical Pipeline Unmet Need Disease Overview Program Overview 1Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. Endocr Connect. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; 2LUTATHERA PI; 3Navalkissoor et al (2019) Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances Most neuroendocrine tumors highly express somatostatin receptor type 2 (SSTR2) Often grow in the pancreas or other areas of the gut; also widely expressed in a broad range of tumors including SCLC, breast cancer, meningioma, head & neck cancer ~12K new diagnoses annually in the US; ~170,000 people are living with this diagnosis in the US1 Existing radiopharmaceutical treatment LUTATHERA® (Novartis) has an overall response rate (ORR) of only 13–17%, and no overall survival (OS) benefit2 Broad acknowledgment that targeted alpha therapies are needed to improve care3 Fast Track Designation for SSTR2+ NETs regardless of prior treatment response Ongoing CATX-sponsored therapeutic trial in PRRT-naïve setting in the US to identify optimal dose and target patient population (SSTR2 expression profile) Investigator initiated clinical research in PRRT- refractory patients

SSTR2 tumor model demonstrates superiority of VMT-𝛼-NET to generic compounds 8-fold improved tumor uptake with decreased kidney retention Key Takeaways vs Generic Compounds Generic 203Pb-DOTATOC Proprietary 203Pb-VMT-α-NET Tumor Kidneys Drug Administered [212Pb]VMT-α-NET (1 x 120 µCi) Vehicle [212Pb]VMT-α-NET (4 x 30 µCi) [177Lu] DOTATATE (3 x 500 µCi) Standard of Care Superior Efficacy with Single Dose or Multiple Administrations in AR42J SSTR2-Expressing Tumor Shows Significant Improvement vs Standard of Care in Preclinical Models Preclinical Studies: Decreased Off-Target Toxicity, Increased Tumor Uptake and Retention Perspective’s Platform Demonstrates Superior Therapeutic Window: VMT-⍺-NET In-house discovery capabilities deliver differentiated molecules Lee D, et al. Eur J Nucl Med Mol Imaging. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9 Liu D., et al. EANM 2022. Eur J Nucl Med Mol Imaging 49 (Suppl 1), 1–751 (2022). https://doi.org/10.1007/s00259-022-05924-4 Clinical Pipeline

Tumors visible within 1 hour indicates rapid binding to SSTR2 target High intensity above background implies excellent therapeutic window Unbound drug in bladder within 1 hour for excretion Low renal retention due to neutral charge on proprietary Pb-specific chelator 21 hours Rapid Tumor Targeting and Renal Clearance 1 hour High Tumor Retention 203Pb SPECT imaging reveals favorable VMT-α-NET properties1 1Muller et al., Clin. Nucl. Med. 2023 Clinical Pipeline

Trial design: [212Pb]VMT-⍺-NET Phase 1/2a for PRRT naïve neuroendocrine tumors For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618 Graves S. et al, [212Pb]Pb-VMT-α-NET dosimetry in patients with advanced  SSTR2 positive tumors in the VMT-α-NET-T101 trial. SNNMMI 2025 Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025 Dose finding phase  Active dose(s)  Safety  Target population  Ongoing – Breadth of therapeutic window Cohort 1 n = 2   /   2.5 mCi x 4 Follow-up: 96-97 weeks Sustained disease control TEAEs: Grades 1 and 2 only Cohort 2 n = 46   /   5.0 mCi x 4 Follow-up: 6-83 weeks Compelling anti-tumor activity regardless of SSTR2 expression profile Stronger signal in patients whose tumors are all SSTR2+ Superior tolerability profile Cohort 3 n = 8   /   6.0 mCi x 4 Follow-up: 0-7 weeks To establish broader therapeutic window Further explore dose optimization Population Advanced/Unresectable or metastatic NETs Progressive disease on prior therapy PRRT naïve FDA approved SSTR2 PET/CT avid disease on ≥ 1 lesion Key study features Dosimetry to be assessed using [203Pb]VMT--NET No subsequent therapies allowed while free from progression and in follow-up Registration enabling study GEP-NETs All lesions SSTR2+ Additional SSTR2+ tumor types under evaluation Clinical Pipeline

Compelling anti-tumor activity One patient had a non-evaluable scan post baseline scan and therefore not included in this chart. Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025 44% interim response rate in first half of Cohort 2 patients whose tumors all express SSTR2 Clinical Pipeline 5.0 mCi (≥1 non SSTR2+ lesions) 5.0 mCi (all lesions SSTR2+)

Durable disease control across all doses Darker segment of each bar represents treatment period, lighter segment represents time on study post the treatment period. One patient passed away for sequela of metastatic neuroendocrine tumors. The patient was a stable disease by RECIST at the time of the death event. Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025 Time to response still emerging with majority of patients remaining on study Clinical Pipeline 2.5 mCi 5.0 mCi (≥1 non SSTR2+ lesions) 5.0 mCi (all lesions SSTR2+)

Signal of sustained anti-tumor activity One patient had a non-evaluable scan post baseline scan and therefore not included in this chart. Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025 Activity regardless of SSTR2 expression profile, stronger signal in patients whose tumors are all SSTR2+ 2.5 mCi 5.0 mCi (≥1 non SSTR2+ lesions) 5.0 mCi (all lesions SSTR2+) Clinical Pipeline Scan Most recent scan Final scan

Best-in-class safety profile1 The following additional Grade 3 AEs occurred in 1 patient each: vomiting, hypokalemia, presyncope, asthenia, cardiac failure, gamma-glutamyltranferase increased, pancreatitis, and syncope. Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025 1See slide 57 for class overview. [212Pb]VMT-⍺-NET remains well-tolerated with more patients (n=55) and longer follow up (0-97 weeks) No DLTs No discontinuations due to AEs Grade 3 AEs in 16 patients (30%); no grade 4 or 5 AEs No clinically significant treatment-related myelosuppression SAEs reported in four patients None deemed related to the study medication Most common (>15%) TEAEs Clinical Pipeline No dysphagia No serious renal complications

Mild and generally transient blood creatinine increase Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025 Seven patients experienced Grade 1 blood creatinine increase (n=55) Clinical Pipeline Blood creatinine increase occurred in 7 pts and were Grade 1 only.  Six have recovered. One has stabilized.

[212Pb]VMT-α-NET was well-tolerated and demonstrated compelling anti-tumor activity Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025. 2See slide 57 for class overview Superior tolerability profile demonstrated with [212Pb]VMT-α-NET1 Continues to show a superior safety profile among approved and development-stage agents2 55 patients with median follow-up of 28.3 weeks (0-97 weeks) Potential for development in combination with established cancer medicines Compelling activity was observed at this interim point in the study1 Meaningful number of additional efficacy-evaluable patients increases confidence in observation Patients continue to achieve late objective responses as the trial progresses More patients expected to reach the end of treatment period by early-2026 and mid-2026 Majority of patients remain on study Key learnings for registrational study and next steps Focus patient population: patients whose tumors are all SSTR2+ (consistent with NETTER-1) 7 responders out of 16 (44%) at median follow-up of 41 weeks 5 mCi already shows compelling overall clinical profile at this interim point in the study and could improve further Concurrent evaluation of 6 mCi provides flexibility in development Cohort 3 (6 mCi per dose) was opened in June 2025 and 8 patients were dosed as of September 30, 2025 Ongoing evaluation of potential expansion into other SSTR2+ tumor types including breast, SCLC Clinical profile supports a potential registration study at current dose level and could improve further Clinical Pipeline

Melanoma Program: VMT01/02 Using the melanocortin receptor (MC1R) to target melanoma for imaging and therapy

Whole body PET scan of a metastatic melanoma patient using VMT02 Melanoma program: VMT01/02 Using the melanocortin receptor (MC1R) to target melanoma for imaging and therapy 1Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702; 2SEER*Explorer: Surveillance Research Program, National Cancer Institute; 2024 Apr 17. cited 2024 Sep 25 Clinical Pipeline Unmet Need Disease Overview Program Overview Treatment may include surgery, radiation, chemotherapy and immunotherapy Advanced stages of disease occurs throughout the body requiring aggressive systemic treatment High melanocortin 1 receptor (MC1R) expression more common in advanced melanoma1 In US: ~100K new diagnoses, ~8,000 deaths annually2 50% 1-year survival rate for metastatic melanoma2 Fast Track Designation received September 2024 Phase 1 imaging study at Mayo Clinic Rochester indicates feasibility of patient selection using [203Pb]VMT01 and [68Ga]VMT02  Ongoing US Therapeutic Dose Finding Trial recruiting currently throughout the US

1. Rodman et al., International Symposium on Radiopharmaceutical Sciences iSRS 2023, 22-26 May 2023, Honolulu, Hawaii. In C57Bl6 albino mice inoculated with B16.F10 allograft tumors, treatment with [212Pb]VMT01 monotherapy shows increasing efficacy with higher doses (left). When combined with immune checkpoint inhibition lower doses of [212Pb]VMT01 show increased efficacy (right). Doses roughly translate to 10 Gy, 20 Gy, and 30 Gy delivered to the tumor, respectively.1 Monotherapy [212Pb]VMT01 Combination Therapy [212Pb]VMT01 + ICIs Combination [212Pb]VMT01 with immune checkpoint inhibitors Lower radiation dose shows superior efficacy in preclinical combination with ICIs Cytoreductive Immunostimulatory Clinical Pipeline

Key Takeaways High response rates in multiple tested models >70% complete and durable response when combined with PD1 immunotherapy in a model highly resistant to checkpoint inhibitors3 Combination with immune checkpoint inhibitors induced synergistic anti-tumor effect 1Li et al., Mol. Pharm., 2019; 2Li et al., Cancers, 2021 3 Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *p<0.05, **p<0.01, ns: non-significant Immunodeficient human melanoma xenograft model – BRAF-positive1 Single dose VMT01 + BRAFi vs. BRAFi alone 0 0 Percent Survival Continuous Zelboraf Days 80 60 40 20 10 20 30 40 50 60 70 80 90 100 Control BRAFi 212Pb 𝛼-therapy + BRAFi Percent Survival Days 0 100 Immunocompetent mouse B16:F10 melanoma model2 Single dose VMT01 + dual ICIs vs dual ICI: (anti-CTLA4 + anti-PD1) Dual ICIs 212Pb 𝛼-therapy 212Pb 𝛼-therapy + dual ICIs Control 0 10 20 30 40 50 60 70 80 80 60 40 20 [212Pb]VMT01 in combination: synergistic responses in preclinical studies Single dose of VMT01 in combination significantly arrested melanoma tumor growth and extended survival 0 0 Percent Survival Days 80 60 40 20 10 20 30 40 50 60 100 Immunocompetent mouse B16:F10 melanoma model3 Single dose VMT01 + anti-PD-1 ICI generated 71% complete response rate Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply Clinical Pipeline

[68Ga]VMT02 PET imaging in patient with MC1R positive metastatic melanoma Diagnostic peptide demonstrates similar uptake to FDG in tumors Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China 18F-FDG (Standard of Care) [68Ga]VMT02 Patient information Male, Asian, 33 years old [68Ga]VMT02: 7 mCi injection, 45 min post-injection imaging Clinical Pipeline

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05655312 Trial Parameters Dose-finding Population Key Study Features Study Endpoints Advanced/unresectable metastatic or recurrent melanoma At least 1 prior line of systemic treatment PRRT naïve Positive MC1R imaging scan with imaging agents [203Pb]VMT01 or [68Ga]VMT02 Bayesian BOIN-12 design based on iterative toxicity probability monitoring Possibility for intermediate doses Dosimetry to be assessed using [203Pb]VMT01 Primary: To determine the Optimal Biological Dose (OBD) of [212Pb]VMT01 as a monotherapy and in combination with nivolumab Secondary / exploratory: ORR, DOR, PFS, OS by RECIST v1.1 Using dosimetry, estimate selected organ and whole body absorbed radiation doses for [212Pb]VMT01 Dose-finding phase* Expansion phase OBD/Recommended Phase 2 Dose (RP2D) Trial design: [212Pb]VMT01 Phase 1/2a for metastatic melanoma Clinical Pipeline Part 2: Combination with nivolumab (480mg every 4 weeks) Recruitment Closed MONO Cohort 1 [212Pb]VMT01 n = 3 / 3.0 mCi x 3 Recruitment Complete MONO Cohort 2 [212Pb]VMT01 n = 7 / 5.0 mCi x 3 Recruitment Closed COMBO Cohort 1 [212Pb]VMT01/PD-1 N = 2 @ 1.5 mCi x 3 Recruiting COMBO Cohort 2 [212Pb]VMT01/PD-1 N = 2 – 12 @ 3.0 mCi x 3 Recruitment Closed MONO Cohort 3 [212Pb]VMT01 N = 5 @ 1.5 mCi x 3 MONO Cohort 4 [212Pb]VMT01 N = 3 – 12 @ TBD by SMC x 3 Expansion Cohort [212Pb]VMT01 RP2D mCi x 3 COMBO Cohort 3 [212Pb]VMT01/PD-1 N = 3 – 12 @ TBD mCi by SMC x3 Part 1: Monotherapy *Additional patients may be enrolled in up to 2 cohorts in Part 1 and up to 2 cohorts in Part 2 Expansion Cohort [212Pb]VMT01/PD-1 RP2D mCi x 3 Up to 200 patients may be enrolled in the expansion phase Recruitment Re-Opened MONO Cohort 1 [212Pb]VMT01 n = 2 – 9 / 3.0 mCi x 3

Preliminary anti-tumor activity of [212Pb]VMT01 observed at lower dose Per preclinical studies, immunostimulatory effect leading to immune-mediated stable disease hypothesized at lower doses Lighter portions of each bar signify transition of the patient to follow-up period (begins ~24 weeks after first dose). Patient 03-104 discontinued follow-up (without PD). 1Sources available on slide Refractory Metastatic Melanoma Trials. Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025. Clinical Pipeline Observed PFS for heavily pre-treated melanoma patients: ~2 – 5 mos1 Patients in Cohort 1 of this study patients experienced durable, long-term stable disease despite receiving a median of 5 prior lines of systemic therapy (comprising a median of 3 prior lines of IO)

Treatment emergent adverse events (all grades, occurring in ≥ 2 patients) Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025. Clinical Pipeline

1Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025. Conclusion & next steps Continued exploration of activity seen in 3 mCi dose cohort in monotherapy and nivolumab combination Clinical Pipeline [212Pb]VMT01 was well-tolerated at doses studied1 At 3 mCi and 5 mCi activity levels, [212Pb]VMT01 was well-tolerated and no DLTs were observed Dosimetry demonstrates high kidney estimates may limit monotherapy escalation, although no renal toxicities were reported SMC recommended exploring dosing at 1.5 mCi for both monotherapy and the combination cohort with nivolumab Objective response at lower dose cohort in line with preclinical data An objective response and prolonged PFS was observed at the 3 mCi activity level The observed preliminary anti-tumor activity in Cohort 1 may be a result of the immunostimulatory effect of low dose 212Pb-targeted alpha particle radiation on the TME, as observed in preclinical studies Monotherapy and nivolumab combo cohorts at 3.0 mCi per dose Monotherapy: Re-opened for recruitment in September 2025 Combination with nivolumab: Opened for recruitment in September 2025

Pan-Cancer Target: PSV359 Preclinical Activity and First in Human Images of Novel Peptide Targeting Fibroblast Activation Protein-alpha (FAP-ɑ)

Pan-cancer program: PSV359 Novel peptide targeting fibroblast activation protein-alpha (FAP-ɑ) Fitzgerald AA, Weiner LM. The role of fibroblast activation protein in health and malignancy. Cancer Metastasis Rev. 2020;39(3):783-803. doi:10.1007/s10555-020-09909-3 Whole body PET image of colorectal cancer patient using [68Ga]PSV377 Clinical Pipeline Unmet Need Disease Overview Program Overview FAP-ɑ is expressed in the tumor stroma of many epithelial cancers and on the cell surface of other tumor types The stroma, a connective tissue that supports organs and tissues, is involved in tumorigenesis, metastasis, and drug resistance Higher FAP-α expression has been found to be associated with poor prognosis in a number of highly prevalent solid tumors with patients in need of additional treatment options FAP Expression on Tumor Stroma: Non-Small Cell Lung Cancer, Pancreatic, Hepatocellular Carcinoma, Colorectal Cancer, Breast Cancer, Ovarian Cancer, Others FAP Expression on Tumor Cells: Sarcoma, Mesothelioma, Others Preclinical data suggest potential superiority of therapeutic effect vs. other FAP-targeted therapeutics Imaging with [68Ga]PSV377 and [203Pb]PSV359 in multiple tumor types suggests rapid uptake, tumor retention and fast clearance from non-target tissues Ongoing US Therapeutic Dose Finding Trial recruiting currently throughout the US

Kratochwil et al., JNM, 2019 Pan-cancer program: PSV359 Fibroblast activation protein alpha (“FAP”) is a pan-cancer target Clinical Pipeline In some tumor types, FAP is expressed on the cancer cells as well as on stroma cells In other cancers, FAP is primarily expressed on tumor stroma cells and not on the cancer cells FAP Tumor cell Fibroblast Stroma FAP

Compound 3-30 Compound 3-42 Compound 3-59 Fibroblast activation protein-targeted novel compound development In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds Phage display screening Phage display followed by affinity maturation Bioconjugate chemistry and further optimization In vitro and in vivo binding assays identified lead candidates1 1World Molecular Imaging Congress 2024 abstract #82 Clinical Pipeline

PSV359 is active against FAP-α expression on tumor and on stroma Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473 80% CR 50% CR Anti-tumor Activity of PSV359 in mice with U87MG (predominately stromal mFAP) xenografts Anti-tumor activity of PSV359 in mice with HT1080-hFAP (predominately cancer cells hFAP) xenografts Clinical Pipeline

[68Ga]PSV377 PET imaging in patient with metastatic colorectal cancer Diagnostic FAP-targeted peptide demonstrates excellent uptake in tumors [18F]FDG MIP (Standard of Care) [68Ga]PSV3771 MIP Patient information: Male, Asian, 34 years old [68Ga]PSV377: 3.2 mCi injection, 30 min post-injection imaging [18F]FDG: 6 mCi injection, 60 min post-injection imaging Clinical Pipeline 1PSV377 uses the same targeting moiety as PSV359 with a NOTA chelator. Society of Nuclear Medicine and Molecular Imaging (SNMMI) 2025 Annual Meeting abstract #251863. Clinical Collaborator: Xiaowei Ma, M.D., Ph.D., The Second Xiangya Hospital, Central South University, China

[203Pb]PSV359 SPECT/CT Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473 [203Pb]PSV359 Lesion in head of left humerus 1 hour 4 hour 18 hour 4 hr 18 hr FIH imaging of [203Pb]PSV359 in different types of cancers Chondroblastic osteosarcoma Clinical Pipeline

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT06710756 Trial Parameters Dose-finding Population Key Study Features Study Endpoints Advanced and/or metastatic solid tumors PRRT naïve Progressive disease despite standard therapy or for whom no standard therapy exists Positive [203Pb]PSV359 SPECT/CT scan Bayesian mTPI-2 design based on iterative toxicity probability monitoring Possibility for intermediate doses Dosimetry to be assessed during screening period for cohorts 1 & 2 Primary: determination of safety and tolerability (incidence and severity of TRAE) In expansion: determination of anti-tumor activity (ORR by RECIST v1.1) Secondary / exploratory: Determination of anti-tumor activity (DOR, PFS by RECIST v1.1) Determination of blood radioactivity pharmacokinetic parameters of [203Pb] PSV359 and [212Pb] PSV359 (AUC, Cmax, Tmax) Expansion Cohort A FAP tumor expressor [212Pb]PSV359 RP2D mCi x 4 Dose-finding phase Expansion phase Planned escalation and expansion as monotherapy and eventually in combination with SoC Recommended Phase 2 Dose (RP2D) Recruitment Closed Cohort 1 [212Pb]PSV359 n = 2 @ 2.5 mCi x 4 Recruiting Cohort 2 [212Pb]PSV359 n = 2 – 8 @ 5.0 mCi x 4 Cohort 3 [212Pb]PSV359 n = 3 – 8 @TBD mCi per SMC x 4 Cohort 4 [212Pb]PSV359 n = 3 – 8 @TBD mCi per SMC x 4 Intermediate doses or de-escalation possible for Cohort 2 – 4 Trial design: [212Pb]PSV359 Phase 1/2a trial Clinical Pipeline Expansion Cohort B FAP stroma expressor [212Pb]PSV359 RP2D mCi x 4

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473 Conclusion & next steps FIH therapeutic study ongoing Clinical Pipeline Strong scientific rationale FAP-ɑ is a pan-cancer target that is abundantly expressed in certain cancer cells as well as cancer-associated fibroblasts in tumor lesions and involved in promoting disease progression Perspective’s in-house discovery team has developed an optimized peptide with potential best-in-class characteristics as demonstrated in preclinical models Imaging agent has favorable characteristics First-in-human clinical SPECT/CT imaging revealed strong tumor uptake, fast clearance through the renal system, low accumulation in normal organs, and long tumor retention in three patients with FAP-expressing cancer Therapeutic study enrolling Two patients dosed in Cohort 1 of the therapeutic study First patient dosed in Cohort 2 Activation activities are underway for additional sites

General Corporate Information

Deeply experienced management team in radiopharmaceuticals and oncology drug development Michael Schultz, PHD Chief Science Officer Thijs Spoor Chief Executive Officer Jonathan Hunt Chief Accounting Officer Markus Puhlmann, MD MBA Chief Medical Officer Amos Hedt Chief Business Strategy Officer 20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy 20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings 20+ years industry and research experience in radiopharmaceuticals; co-founder Viewpoint MT & inventor of Perspective products 20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries 20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals An accomplished financial leader with over 30 years of experience in the life sciences sector, including four prior CFO roles at life sciences companies. Joel Sendek Chief Financial Officer

11 Issued Patents (Expiry in 2036- 2044, with potential PTE) Composition of matter for MC1R- and SSTR2-targeted radiopharmaceutical compounds System for generating Pb-212 radionuclide Composition and methods for creating radiopharmaceutical compounds using Pb-specific chelators Methods of combination therapies   2 Recently Granted US and CA Patent Applications FAP-α-targeted compounds, VMT-α-NET compounds, AlphaPRIME lead generation system and methods of creating radiopharmaceutical compounds using Pb-specific chelator  72 pending patent applications (including 8 PCT, 54 national, and 10 provisional) Composition of matter and method of use on: Radiometal separation technology Chelators SSTR2, MC1R, FAP, and PSMA targeting radiopharmaceuticals Pre-targeting technology platforms Methods of imaging and treatment Perspective-owned/Exclusively-licensed IP Strong Intellectual Property Portfolio As of July 24, 2025 IP Portfolio covers all aspects of radiopharmaceutical value chain Potential for Orphan Drug Designation

Funding into late 2026 Strong financial position Cash, cash equivalents and short-term investments as of September 30, 2025 ~$174.1 million Share count as of September 30, 2025 ~74.3 million Outstanding common stock warrants & options as of September 30, 2025 ~10.9 million Based on our current plans, which include advancing current clinical programs, progressing multiple pre-IND assets towards clinical trials, as well as building out regional manufacturing sites, we expect to have sufficient funding into late 2026.1 1Based on preliminary, un-audited estimates of cash, cash equivalents and short-term investments as of September 30, 2025

Abbreviations AE: adverse event ALP: alkaline phosphatase ALT: alanine transaminase APC: antigen-presenting cell ASCO-GI: ASCO Gastrointestinal Cancers Symposium AST: aspartate aminotransferase CTLA-4: human cytotoxic T-lymphocyte antigen 4 DAMPs: damage-associated molecular patterns DCO: data cut-off DLT: dose limiting toxicities DOR: duration of response dsDNA: double-stranded DNA EANM: European Association of Nuclear Medicine eGFR: estimated glomerular filtration rate ER+ BC: estrogen receptor-positive breast cancer ESMO: European Society of Medical Oncology FDA: U.S. Food and Drug Administration GEP-NETs: gastroenteropancreatic-NETs GI: gastrointestinal GU: genitourinary GYN: gynecology H&N: head and neck HR: hazard ratio ICI: immune checkpoint inhibitor IND: investigational new drug LAG-3: lymphocyte activation gene-3 mAB: monoclonal antibodies MBq: megabecquerel MC1R: melanocortin 1 receptor mCi: millicurie MFD: maximum feasible radioactivity dose MIP: maximum intensity projection MTD: maximum tolerated dose mTPI-2: modified toxicity probability index NANETS: North American Neuroendocrine Tumor Society NETs: neuroendocrine tumor ORR: objective response rate OS: overall survival PD: progressive disease PD-1: programmed cell death receptor-1 PD-L1: programmed cell death 1 ligand PFS: progression free survival PoC: proof of concept PR: partial response PRRT: peptide receptor radionuclide therapy PSMA: prostate specific membrane antigen PTE: patent term extension RP2D: recommended phase 2 dose RPT: radiopharmaceutical therapies SAE: serious adverse event SCLC: small cell lung cancer SD: stable disease SMC: safety monitoring committee SNMMI: Society of Nuclear Medicine and Molecular Imaging SOC: standard of care SSTR2: somatostatin receptor type 2 TEAE: treatment emergent adverse events TKI: tyrosine kinase inhibitors TME: tumor microenvironment TRAE: treatment related adverse events USPI: U.S. prescribing information

APPENDIX

1 Serum Adrenocorticotropic Hormone Fortis Memorial research institute (FMRI), Gurugram, India (S.ACTH)1– 790 pg/ml S.ACTH – 96 pg/ml Tumor Before Treatment Tumor After 1 Dose Tumor After 3 Doses Radiopharmaceutical therapies have potential to disrupt cancer treatment First patient treated with Perspective’s VMT-⍺-NET Transverse (horizontal) plane: PET/CT (top panels) & CT (bottom panels)

NETs trials 1USPI; 2DOI: 10.1056/NEJMoa1607427; 3NANETS 2021; 4DOI: 10.1016/S0140-6736(24)00701-3; 5ESMO 2025; 6ENETS 2025; 7ESMO 2025; 8ASCO 2024 No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made. The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated. 177Lu-DOTATATE 177Lu-DOTATATE 177Lu-EDOTREOTIDE5 212Pb-DOTAMTATE7 225Ac-DOTATATE8 Study NETTER-11,2 Randomized 2:1 (+/-octreotide) N = 229 NETTER-24 Randomized 2:1 (+/-octreotide) N = 226 COMPETE Randomized 2:1 (vs everolimus) N = 309 Phase II Single arm N=35 ACTION-1 Phase Ib/III Phase Ib: Single arm N=17 Dose Level (administered) 4 x Q8W | 200 mCi 4 x Q8W | 200 mCi  4x Q3 months | 200 mCi 4 x Q8W | 67.6 µCi/kg 4 x Q8W | 3.2 uCi/kg  (Ph 3 dose is fixed 10.2 MBq) Patient Population SSTR2+, GEP-NETs SSTR2+, GEP-NETs SSTR2+, GEP-NETs SSTR2+, GEP-NETs  SSTR2+, GEP-NETS Prior PRRT 0% 0% 0% 0% 100% Median time from dx 3.8 years 1.9 months n/a 3.8 years 5 years Performance Status Karnofsky Performance Scale Median was 90 Karnofsky Performance Scale 83% at 90-100 n/a n/a ECOG 0 (59%), 1 (41%) Histology Well differentiated G1 (66%), G2 (35%) Well differentiated G2 (73%), G3 (27%) Well differentiated G1 (21/28%), G2 (79/72%) Well differentiated G1 (23%), G2 (66%), G3/unknown (11%) Well differentiated G1 (47%), G2 (53%) Median PFS 28.4 vs 8.5 months3 22.8 vs 8.5 months 23.9 vs 14.1 months 72.3% at 36 months NE (95% CI: 12 months, NE) ORR (CR/PR) 13% (1%/12%) vs. 4% (0%/4%) 43% (5%/38%) vs. 9% (0%/9%) 21.9% vs 4.2% 60% 29.4% confirmed 41.2% (6%/35%) w/ unconfirmed AEs (>20%) Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities Nausea, diarrhea Nausea, asthenia Fatigue, nausea, alopecia, appetite↓, diarrhea, abdominal pain, lymphopenia, vomiting, weight↓, dysphagia Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities Grade 3+ (>10%) Lymphopenia (44%), GGT↑ (20%) TEAE: 35% TEAE: 48%6 (individual events not specified) TEAE: 54% Lymphopenia (26%) Renal events (17.1%) TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%) Other notes 5 177Lu treated  patients withdrew due to renal-related events Nephrotoxicities 13 (8.8%) vs. (2.0%) 1 G2 SAE of myelodysplastic syndrome Dysphagia treated with Botox injection or minimally invasive surgery 4 patients experienced TEAEs leading to dose modification, hold, and/or delay

Potential for differentiated profile based on molecular design AlphaMedix 02 AlphaMedix 02 VMT-α-NET ASCO 20241 ESMO 20252 ESMO 20253 N 36   35 55 DCO date May 28, 2024 April 14, 2025 September 12, 2025 Time frame Not stated 30 days after last dose 25.8 months median follow up 28 weeks median follow up (0-97 weeks) SAE 11 (30.6%)  5 (14.3%) 4 (7.3%) Fatigue 34 (94.4%)  33 (94.3%) 34 (61.8%) Alopecia 33 (91.7%)  32 (91.4%) 34 (61.8%) Nausea 34 (94.4%)  33 (94.3%) 30 (54.5%) Vomiting 11 (30.6%)  10 (28.6%) 6 (10.9%) Decreased appetite 19 (52.8%)  16 (45.7%) Weight decreased 9 (25.0%)  8 (22.9%) 7 (12.7%) Diarrhea 18 (50.0%)  16 (45.7%) 22 (40.0%) Constipation 6 (16.7%) 9 (16.4%) Abdominal pain 13 (36.1%)  12 (34.3%) 12 (21.8%) Lymphopenia 12 (33.3%)  11 (31.4%) 18 (32.7%) Dysphagia 15 (41.7%)  7 (20.0%) 17 (48.6%) Renal events 13 (37.1%) Chronic kidney disease 9 (25.7%) Blood creatinine increase 3 (8.6%) 7 (12.7%) eGFR decrease 3 (8.6%) Anemia/hemoglobin decrease 5 (13.9%) 18 (32.7%) Blood glucose increased 6 (16.7%) 6 (10.9%) ALP increased 11 (20.0%) AST increased 11 (20.0%) ALT increased 4 (11.1%) 10 (18.2%) Headache 7 (19.4%) 9 (16.4%) Hypertension 9 (16.4%) A comparison of TEAEs for 212Pb based constructs targeting SSTR2 in the clinic 1ASCO 2024; 2ESMO 2025; 3Halfdanarson TR et al, Presentation at ESMO 2025. Full presentation available here. Data cut off date September 12, 2025. No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made. The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

Refractory metastatic melanoma trials 1USPI; 2doi:10.1136/jitc-2022-005755; 3doi:10.1200/JCO.22.02072; 4doi:10.1200/JCO.21.00079; 5https://www.onclive.com/view/second-line-nivolumab-plus-ipilimumab-improves-pfs-in-advanced-melanoma; 6doi:10.1038/s41591-023-02498-y; 7doi:10.1200/JCO.22.00221 No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made. The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated. Lifileucel Relatlimab + Nivolumab Ipilimumab  Nivolumab Ipilimumab + Pembrolizumab Lenvatinib + Pembrolizumab Study C-144-01, open label1 N=73 (65% of ITT) RELATIVITY-020, open label3 N = 351 (D1) + 163 (D2) SWOG S1616, RCT4 N= 68 (combo):23 (I only) Open label6 N=70 LEAP-004, open label7 N=103 Patient population Performance status ECOG: 0 (71%) D1 – ECOG: 0 (69%) D2 – ECOG: 0 (68%) ECOG: 0 (65%) n/a ECOG: 0 (60%) Median lines of prior tx 3 (2 prior I/O) D1 : 2 | D2: 3 n/a 1 2 Prior ICI (%) 100% 100% ~90% 100% 91% Prior BRAF inhibitor 27.4% (all BRAFm+) D1: 52 treated /68 BRAFm+ D2: 39 treated /62 BRAFm+ 1 pt in each arm 5 treated pre IO/20 BRAFm+ 35 treated / 38 BRAFm+ ORR 31.5% D1: 12% | D2: 9% 28% vs 9% 29% 21.4% DoR (months) NR (56.5% ≥ 6 months) D1: NR (6 months: 92%) D2: 12.8 (6 months: 85%) 40.9 months in the combo 47% ≥ 6 months w/combo 16.6 months 8.3 months SD 48%2 D1: 29% | D2: 31% 20% vs 13%5 n/a 45% mPFS (months) 4.12 D1: 2.1 (6 months PFS: 29%) D2: 3.2 (6 months PFS: 28%) 3.0 vs 2.75 6 months PFS: 34% vs 13% 5 4.2 AEs Grade 3+ (>10%) Febrile neutropenia, pyrexia, infection, hypoxia, hypotension Any AE: 41% (D1), 43% (D2) TRAE: 15% (D1), 13% (D2) TRAE: 57% vs 35% Diarrhea TRAE: 27% TRAE: 46% Hypertension Notes Treatment related mortality: 7.5% Cytopenia ≥G3 ≥30 days: 45.5% AEs  discont: 12% (D1), 10% (D2) AEs  discont: 29% vs 17% AEs  discont: 13% AEs  discont: 8%

Daily production at regional sites ensures supply of ready-to-administer product Representative; production practices may vary based on location of clinical site, facility, treatment, etc. 1:00 AM Arrival at the Production Lab Team checks environmental monitors, dons protective gear, & reviews checklist in the quiet, high-security production facility. 6:30 AM Hospital Delivery Patient ready doses are delivered to the clinic after verifying documentation and ensuring timely arrival for patient administration 1:30 AM Generator Elution & Preparation Team elutes proprietary Ra-224 generator extracting Pb-212, while performing precise calculations to ensure accurate dosing and patient safety. . 4:00 AM Quality Control Each dose undergoes rigorous testing—purity, pH, specific activity—before release 5:00 AM Packaging and Transport Radiopharmaceuticals are packed in shielded containers, labeled, logged, and loaded for hospital delivery per strict DOT regulations.. 2:30 AM Radiopharmaceutical Synthesis Under controlled aseptic environment, the team uses automated synthesis equipment & sterile technique to produce specific patient doses. 7:30 AM Patient Administration The patient is administered with either the diagnostic or therapeutic radiopharmaceutical 8:00 AM Back to the Production Lab Production team completes paperwork, cleans equipment, stores radioactive materials, and prepares for the next production cycle.

Therapy 228Th Thorium 1.9 y 224Ra Radium 3.6 d 220Rn Radon 1 m 216Po Polonium 0.1 s 212Bi Bismuth 61 m 208Tl Thallium 3 m 212Po Polonium 0.1 µs 208Pb Lead Stable 212Pb Lead 10.6 h α α α α α α β β β Isotope Supply Production α β 212Pb 212Bi Perspective’s proprietary chelator retains ~95% of 212Bi after transition in drug formulation1 Generic chelators leak the 212Bi alpha-emitting daughter up to 36%2 1Li M, et al. Curr Med Chem. 2020; 2Mirzadeh et al., Radiochimica Acta, 1993 Where the drug goes = where the alpha particle is deposited 212Pb isotope decay chain and importance of the pb-specific chelator

α α ꞵ α OH Potential for Off-Target Toxicity 221Fr Francium 5 Min 217Rn Radon 0.5 ms 213Bi Bismuth 46 m 209Pb Lead 3.3 h 213Po Polonium 4.3 µs 209TI Thallium 2 m α α α α α β β Isotope Supply Production 221Ra Radium 28 s 217At Astatine 32 ms 205Tl Thallium stable 209Bi Bismuth 2×1019 y β β α α α β Therapy 225Ac Actinium 10 d α 221Fr 217At 213Bi 213Po 225Ac Target Organs Liver Kidneys Alpha-particle emission imparts sufficient “recoil” energy to break chemical bonds 225Ac isotope decay chain and potential for off-target toxicity α α β α 221Fr α

212Pb hits tumors hard and fast and disappears 212Pb is a “high dose rate” alpha emitter with a short half life – energy is deposited rapidly to tumor and then gone Comparative alpha Particle Decay Over Time1 Comparative alpha decays 0 ~80% of total 212Pb/212Bi alphas delivered to tumor within 24 hrs Hours Post administration 12 24 36 48 60 72 “Activity” is measured in decays per second, so depends on isotope half-life Due to its relative half-life, 212Pb will likely be administered at 20 times the 225Ac activity 1 Representative activity administrations only, based on clinical projections – company estimates ~6% of total 225Ac alphas within 24 hrs 225Ac is administered in smaller activities due to its 10 day half-life and the total alpha decays from its daughters 225Ac on tumor: It takes 23 days to deliver 80% of alphas Unbound alphas – potential for toxicity Most drugs stay bound to tumor for only a limited time – this directly affects the amount of radiation that can be delivered The effectiveness of longer-lived isotopes therefore diminishes over time as the alphas “wash out” from the tumor Delivering alphas faster while drug and isotope tumor retention is high enables a better therapeutic index: greater efficacy with less off target toxicity

T0 Post Final Purification  Dose Vial 225Ac 225Ac  221Fr  217At  213Po  213Bi ß “Free” Radiometals: Labeled 4 hours. T4 4 h post Radiolabeling 221Fr+ 217At- 213Bi3+ 213Po2+ 225Ac Ac-225 Decay and Daughter Ingrowth 1 kBq 225Ac starting dose size. Hours Post Purification 0 2 3 4 5 6 1 4x more unlabeled daughter activity in about 4 hrs Isotope: decay chain – product implications Post final radiolabeling and purification, alpha and beta emitting daughters of 225Ac build up fast

Isotope: decay chain – biological implications Isotope selection drives potential for off target toxicities 225Ac has potential for off target toxicity Decay products circulate and continue to emit radition 212Pb decay is limited to tumor Toxicity to liver and kidneys Recoil breaks chemical bonds

Perspective’s pre-targeting platform Source of Antibodies for Pre-Targeting Rationale Advantages Abs: Marketed / in clinical development Lifecycle Management: Follow-on product for same target, but with improved efficacy / safety Leverages know how and franchise synergies of pursuing same tumor target Off-patent Abs IP no longer a barrier; potential remains to generate novel IP via pre-targeting approach Novel IP resets patent expiry clock for follow-on product Discontinued Abs (due to safety/efficacy) RPT has potential to improve therapeutic index (vs. mAb), and patient improve selection Resurrects discontinued program (and leverages existing material, data, etc. from failed program) Fully modular technology enables the generation of radiotherapies using existing, validated antibodies Perspective’s Pre-Targeting Platform has the potential to transform a large range of existing molecules and targets into “radio-ADCs” with superior efficacy and reduced toxicity Platform